      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 1998
                                                  REGISTRATION NO. 333-_________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                                ELECTROGLAS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                             77-0336101
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                               2901 CORONADO DRIVE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 727-6500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                      INCLUDING AREA CODE, OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)
      OPTIONS GRANTED PURSUANT TO AGREEMENTS MADE BETWEEN ELECTROGLAS, INC.
                  AND CERTAIN EMPLOYEES OF TECHNE SYSTEMS, INC.

                         -------------------------------
                              (FULL TITLE OF PLANS)
                                ARMAND J. STEGALL
    VICE PRESIDENT-FINANCE, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY
                                ELECTROGLAS, INC.
                               2901 CORONADO DRIVE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 727-6500
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                 ---------------
                                   COPIES TO:
                             WILLIAM D SHERMAN, ESQ.
                             MORRISON & FOERSTER LLP
                               755 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1018
                                 (415) 813-5600
                                 ---------------

                         CALCULATION OF REGISTRATION FEE

==============================================================================================
                                                MAXIMUM       PROPOSED MAXIMUM    AMOUNT OF
    TITLE OF SECURITIES        AMOUNT TO     OFFERING PRICE  AGGREGATE OFFERING  REGISTRATION
     TO BE REGISTERED        BE REGISTERED    PER SHARE(1)        PRICE(1)           FEE
----------------------------------------------------------------------------------------------
Common Stock, $.001
par value per share.....       305,000           $16.00        $4,880,000.00       $1,479.00
----------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(c) and Rule 457(h) of Regulation C promulgated under the Securities Act of 1933, as amended (the
    "Securities Act").

===============================================================================================

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS


        The documents containing the information specified in Part 1 of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

        There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Securities and Exhange Commission (the "Commission"):

        1. The contents of the Registrant's Registration Statement on Form S-8, Commission File No. 333-35023, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

        2. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

      4.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Commission File No. 33-61523) which became effective on June 23, 1993 (the "1993 Registration Statement")).

      4.2      Bylaws of the Registrant (incorporated by reference to Exhibit
               3.2 to the 1993 Registration Statement).

      5.1      Opinion of Morrison & Foerster LLP

     23.1      Opinion of Morrison & Foerster LLP (contained in Exhibit 5.1)

     23.2      Consent of Ernst & Young LLP, Independent Auditors

     24.1      Power of Attorney (See Page II-4)

        SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Electroglas, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on April 6, 1998.

                                                   ELECTROGLAS, INC


                                                   By:  /s/ Curtis S. Wozniak
                                                        ------------------------
                                                        Curtis S. Wozniak
                                                        Chief Executive Officer

                                POWER OF ATTORNEY

       Each person whose signature appears below constitutes and appoints Curtis
S. Wozniak and Armand J. Stegall, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                           Capacity                         Date
---------                           --------                         ----
 /s/ Curtis S. Wozniak           Chief Executive                April 6, 1998
--------------------------       Officer and Director
     Curtis S. Wozniak           and Chairman (Principal
                                 Executive Officer)

 /s/ Armand J. Stegall           Vice President,                April 6, 1998
--------------------------       Finance, Chief
     Armand J. Stegall           Financial Officer,
                                 Treasurer and
                                 Secretary (Principal
                                 Financial and
                                 Accounting Officer)

 /s/ Neil R. Bonke               Director                       April 6, 1998
--------------------------
     Neil R. Bonke

 /s/ Joseph F. Dox               Director                       April 6, 1998
--------------------------
     Joseph F. Dox

 /s/ Roger D. Emerick            Director                       April 6, 1998
--------------------------
     Roger D. Emerick

 /s/ Robert J. Frankenberg       Director                       April 6, 1998
--------------------------
     Robert J. Frankenberg

                                INDEX TO EXHIBITS


EXHIBIT                                                                         SEQUENTIALLY
NUMBER                       DOCUMENT                                          NUMBERED PAGES
------                       --------                                          --------------

   4.1    Certificate of Incorporation of the Registrant, as amended
          (incorporated by reference to Exhibit 3.1 to the Registrant's
          Registration Statement on Form S-1 (Commission File No. 33-61523) which became effective on June 23, 1993 (the "1993 Registration
          Statement")).

   4.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the 1993 Registration Statement).

   5.1    Opinion of Morrison & Foerster LLP

  23.1    Consent of Counsel (included in Exhibit 5.1)

  23.2    Consent of Ernst & Young LLP, Independent Auditors

  24.1    Power of Attorney (see page II-4)